AXS 2X Innovation ETF

(Ticker: TARK)

AXS TSLA Bear Daily ETF

(Ticker: TSLQ)

AXS 1.25X NVDA Bear Daily ETF

(Ticker: NVDS)

AXS Short Innovation Daily ETF

(Ticker: SARK)

Each a series of Investment Managers Series Trust II (the "Trust")

Supplement dated January 25, 2024, to the

Statement of Additional Information ("SAI") dated July 31, 2023, as amended.

Effective immediately, the first paragraph under the "Creation Transaction Fee" section of the SAI is deleted and replaced with the following:

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units ("Creation Order Costs"). The standard creation transaction fee for each Fund is currently $250, regardless of the number of Creation Units created in the transaction. Each Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

Additionally, effective immediately, the first paragraph under the "Redemption Transaction Fee" section of the SAI is deleted and replaced with the following:

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units ("Redemption Order Costs"). The standard redemption transaction fee for each Fund is currently $250, regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

Please file this Supplement with your records.